Exhibit 99.2

VOTING AGREEMENT

VOTING AGREEMENT, dated as of August 15, 2013 (this “Agreement”), among Nest Parent, Inc., a Delaware corporation (“Parent”), and the shareholders of National Technical Systems, Inc., a California corporation (the “Company”), listed on Schedule A hereto (each, a “Shareholder” and, collectively, the “Shareholders”).

RECITALS

WHEREAS, concurrently herewith, Parent, Nest Merger Sub, Inc., a California corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), pursuant to which and subject to the terms and conditions set forth therein Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation in the merger (the “Merger”);

WHEREAS, each Shareholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of shares of common stock, no par value of the Company (“Shares”) as set forth on Schedule A hereto (with respect to each Shareholder, the “Owned Shares”; the Owned Shares and any additional Shares and any other voting securities of the Company which such Shareholder acquires record and/or beneficial ownership after the date hereof, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise, vesting or conversion of any securities, such Shareholder’s “Covered Shares”); and

WHEREAS, as a condition and inducement to Parent and Merger Sub’s willingness to enter into the Merger Agreement and to proceed with the transactions contemplated thereby, including the Merger, Parent and the Shareholders are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent and the Shareholders hereby agree as follows:

1.            Agreement to Vote. From the date hereof until the Termination Date (as defined herein), each Shareholder irrevocably and unconditionally agrees that it shall at any meeting of the shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in connection with any written consent of shareholders of the Company:

(a)           when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum, and respond to each request by the Company for written consent, if any: and

(b)           vote (or consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all Covered Shares:

(i) in favor of the Merger, the adoption of the Merger Agreement and any other matters relating to and/or necessary for consummation of the Merger and the other transactions contemplated in the Merger Agreement;

(ii) in favor of any proposal to adjourn or postpone the meeting to a later date if a quorum is not present or if there are not sufficient votes for the adoption of the Merger Agreement; and

(iii) against (A) any Acquisition Proposal or any other action, proposal, agreement or transaction made in opposition to or competition with the Merger or the Merger Agreement, (B) any proposal for any recapitalization, material business transaction, reorganization, liquidation, winding up of the Company, dissolution, amalgamation, consolidation, merger, sale of assets or other business combination between the Company and any other Person, or any other action or transactions involving the Company (other than the Merger), (C) any other action that would or could reasonably be expected to impede, frustrate, interfere with, delay, postpone or adversely affect the timely consummation of the Merger or any of the transactions contemplated by the Merger Agreement or this Agreement (including the performance by the Shareholder of its obligations under this Agreement) or any transaction that results in or could reasonably be expected to result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company or any of its Subsidiaries under the Merger Agreement, (D) any change in the board of directors of the Company (other than as contemplated by the Merger Agreement), (E) any change in the present capitalization or dividend policy of the Company (including without limitation any extraordinary dividend or distribution by the Company) or any amendment or other change to the Company’s articles of incorporation or bylaws, except if approved by Parent and (E) any other change in the Company’s corporate structure or business.

2.             Grant of Irrevocable Proxy; Appointment of Proxy.

(a)           EACH SHAREHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT, THE EXECUTIVE OFFICERS OF PARENT, AND ANY OTHER DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH SHAREHOLDER’S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE COVERED SHARES AS INDICATED IN SECTION 1. EACH SHAREHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH SHAREHOLDER WITH RESPECT TO THE COVERED SHARES (THE SHAREHOLDER REPRESENTING TO THE COMPANY THAT ANY SUCH PROXY IS NOT IRREVOCABLE). TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL AUTHORITY HEREIN CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF SHAREHOLDER AND SHALL BE BINDING UPON THE HEIRS, ESTATE, ADMINISTRATORS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF SHAREHOLDER.

(b)           The proxy granted in this Section 2 shall automatically expire upon the Termination Date.

3.            No Inconsistent Agreements. Each Shareholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, such Shareholder (a) has not entered into, and shall not enter into at any time prior to the Termination Date, any tender or voting agreement or voting trust with respect to any Covered Shares and (b) has not granted, and shall not grant at any time prior to the Termination Date, a proxy or power of attorney with respect to any Covered Shares.

4.             Termination. This Agreement shall terminate upon the earliest of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms and (c) written notice of termination of this Agreement by Parent to the Shareholders (such earliest date being referred to herein as the “Termination Date”); provided, that the provisions set forth in Sections 12 to 24 shall survive the termination of this Agreement; and provided, further, that any liability incurred by any party hereto as a result of a breach of a term or condition of this Agreement prior to such termination shall survive the termination of this Agreement.

5.             Representations and Warranties of Shareholders. Each Shareholder, as to itself (severally and not jointly), hereby represents and warrants to Parent as follows:

(a)           Such Shareholder is the record and beneficial owner of, and has good and valid title to, the Covered Shares, free and clear of Encumbrances other than as created by this Agreement. Such Shareholder has sole voting power, sole power of disposition, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Covered Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

(b)          As of the date hereof, other than the Owned Shares and the options identified on Schedule A, such Shareholder does not own beneficially or of record any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

(c)           The Covered Shares are not subject to any voting trust agreement or other Contract to which such Shareholder is a party restricting or otherwise relating to the voting or Transfer (as defined below) of the Covered Shares. Such Shareholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to any Covered Shares, except as contemplated by this Agreement.

(d)           Each such Shareholder that is an individual has full legal power and capacity to execute and deliver this Agreement and to perform such Shareholder’s obligations hereunder.

(e)           Each such Shareholder that is an entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by each Shareholder that is an entity, the performance by such Shareholder of its obligations hereunder and the consummation by such Shareholder of the transactions contemplated hereby have been duly and validly authorized by such Shareholder and no other actions or proceedings on the part of such Shareholder are necessary to authorize the execution and delivery by such Shareholder of this Agreement, the performance by such Shareholder of its obligations hereunder or the consummation by such Shareholder of the transactions contemplated hereby.

(f)           This Agreement has been duly and validly executed and delivered by such Shareholder and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law). If such Shareholder is married, and any of the Covered Shares of such Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly and validly executed and delivered by such Shareholder’s spouse and, assuming due authorization, execution and delivery by Parent, constitutes a legal, valid and binding obligation of such Shareholder’s spouse, enforceable against such Shareholder’s spouse in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(g)           Neither the execution, delivery or performance of this Agreement by such Shareholder nor the consummation by such Shareholder of the transactions contemplated hereby nor compliance by such Shareholder with any of the provisions hereof shall (i) conflict with or violate any provision of the organizational documents of any such Shareholder that is an entity, (ii) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on such property or asset of such Shareholder pursuant to, any Contract to which such Shareholder is a party or by which such Shareholder or any property or asset of such Shareholder is bound or affected or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Shareholder or any of such Shareholder’s properties or assets.

(h)           There is no action, suit, investigation, complaint or other proceeding pending against any such Shareholder or, to the knowledge of such Shareholder, any other Person or, to the knowledge of such Shareholder, threatened against any Shareholder or any other Person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Parent of its rights under this Agreement or the performance by any party (including the Shareholder) of its obligations under this Agreement.

(i)            Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement and the accuracy of the representations and warranties of such Shareholder contained herein.

6.             Certain Covenants of Shareholder.

(a)           Subject to Section 7, each Shareholder, severally and not jointly, for itself and its Affiliates (other than the Company), hereby covenants and agrees to be bound by Section 6.5 of the Merger Agreement as if such Shareholder were a party thereto and subject to the covenants contained therein:

(b)           Prior to the Termination Date, and except as contemplated hereby, such Shareholder shall not (i) tender into any tender or exchange offer, (ii) sell (constructively or otherwise, record or beneficial ownership or both), transfer, pledge, hypothecate, distribute, grant, gift, encumber, assign or otherwise dispose of (including by merger or operation of law) (collectively “Transfer”), or enter into any contract, option, agreement or other arrangement or understanding with respect to the Transfer of any of the Covered Shares or beneficial ownership or voting power thereof or therein (including by operation of law), (iii) enter into any short sale with respect to the Common Shares or substantially identical property or enter into or acquire an offsetting derivative contract with respect to the Common Shares or substantially identical property, (iv) transfer any of the economic interest in the Common Shares or enter into any transaction that has such effect, (v) grant any proxies or powers of attorney, deposit any Covered Shares into a voting trust or enter into a voting agreement with respect to any Covered Shares, or (vi) knowingly take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement. Any Transfer in violation of this provision shall be void. Such Shareholder further agrees to authorize and request the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares and that this Agreement places limits on the voting of the Covered Shares. If so requested by Parent, such Shareholder agrees that the certificates representing Covered Shares shall bear a legend stating that they are subject to this Agreement and to the irrevocable proxy granted in Section 2(a).

(c)           Prior to the Termination Date, in the event that a Shareholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to the Company, such Shares or voting interests shall, without further action of the parties, be deemed Covered Shares and subject to the provisions of this Agreement, and the number of Shares held by such Shareholder set forth on Schedule A hereto will be deemed amended accordingly and such Shares or voting interests shall automatically become subject to the terms of this Agreement. Each Shareholder shall promptly notify Parent and the Company of any such event.

(d)           Prior to the Termination Date, the Shareholder agrees that it will not bring, commence, institute, maintain, prosecute, join or voluntarily aid any Action in law or in equity, in any court or before any Governmental Authority, which alleges that the execution and delivery of the Merger Agreement by the Company, or the approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company Board or any member thereof or which otherwise challenges the Merger Agreement.

7.            Shareholder Capacity. This Agreement is being entered into by each Shareholder solely in its capacity as a shareholder of the Company, and nothing in this Agreement shall restrict or limit the ability of any Shareholder who is a director or officer of the Company to take any action in his or her capacity as a director or officer of the Company to the extent specifically permitted by the Merger Agreement.

8.             Waiver of Appraisal Rights. Each Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that such Shareholder may have under Applicable Law.

9.             Disclosure. Each Shareholder hereby authorizes Parent and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Company Proxy Statement such Shareholder’s identity and ownership of the Covered Shares and the nature of such Shareholder’s obligations under this Agreement.

10.            Further Assurances. From time to time, at the request of Parent and without further consideration, each Shareholder shall take such further action as may reasonably be deemed by Parent to be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

11.            Non-Survival of Representations and Warranties. The representations and warranties of the Shareholder contained herein shall not survive the closing of the transactions contemplated hereby and by the Merger Agreement.

12.           Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by a writing specifically designated as an amendment hereto and signed by each party.

13.            Waiver. The failure or delay of any party to enforce any of the provisions hereof shall not be construed to be a waiver of the right of such party thereafter to enforce such provisions, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a party to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such party.

14.           Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by facsimile or email, sent by certified or registered first-class mail, postage pre-paid, or sent by nationally recognized express courier service. Such notices and other communications shall be deemed duly given (a) upon receipt, if hand delivered, (b) upon written confirmation of receipt by facsimile or email, if delivered by facsimile or email, (c) three (3) Business Days after mailing if sent by mail, and (d) one (1) Business Day after dispatch if sent by express courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 14

(i)             If to a Shareholder, to the address set forth opposite such Shareholder’s name on Schedule A hereto.

(ii)            If to Parent:

Nest Parent, Inc.
c/o Aurora Capital Group
10877 Wilshire Blvd., 21st Floor
Los Angeles, CA  90024
Attention:  Timothy J. Hart
Email address:  thart@auroracap.com

with a copy (which shall not constitute notice) to:

Gibson, Dunn & Crutcher LLP
2029 Century Park East
Los Angeles, CA 90067-3026
Attention: Ari Lanin
Facsimile: (310) 552-7046
E-mail: Alanin@gibsondunn.com

15.           Entire Agreement. This Agreement and the Merger Agreement (including the Exhibits and Schedules thereto) constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect to the subject matter hereof and thereof.

16.           No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

17.           Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either party without the prior written consent of the other party, and any such assignment without such prior written consent shall be null and void; provided, however, that Parent may assign all or any of its rights and obligations hereunder to any direct or indirect Subsidiary of Parent; provided further, that no assignment shall limit the assignor’s obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

18.           Governing Law. The internal laws of the State of California, irrespective of its conflicts of law principles, shall govern the validity of this Agreement, the construction of its terms, and the interpretation and enforcement of the rights and duties of the parties hereto.

19.           Submission to Jurisdiction. Each of the parties hereto (i) irrevocably submits itself to the personal jurisdiction of any court of proper subject matter jurisdiction in the State of California in the event any dispute arises out of this Agreement or the Merger, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action relating to this Agreement or the Merger in any court other than a court in the State of California, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court. Each of the parties hereto further agrees that notice as provided herein shall constitute sufficient service of process and waives any argument that such service is insufficient. Each of the parties hereto hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action related to or arising out of this Agreement or the Merger, that (i) the action in any such court is brought in an inconvenient forum, (ii) the venue of such action is improper or (iii) this Agreement or the subject matter hereof may not be enforced in or by such courts.

20.            Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any law to post security as a prerequisite to obtaining equitable relief.

21.           Waiver of Jury Trial. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

22.           Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable under any Applicable Law or jurisdiction, then (a) such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and the (b) remainder of this Agreement and the application of such provision to other persons or circumstances shall be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

23.           Counterparts. This Agreement may be executed in any number of original, facsimile or .PDF counterparts, each of which shall be an original as regards any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all parties reflected hereon as signatories; provided, however, that if any of the Shareholders fail for any reason to execute this Agreement, then this Agreement shall become effective as to the other Shareholders who execute this Agreement.

24.           No Presumption Against Drafting Party. The parties hereto agree that they have been represented by legal counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

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IN WITNESS WHEREOF, Parent and the Shareholders have caused to be executed or executed this Agreement as of the date first written above.

NEST PARENT, INC., a Delaware corporation

Name:
Title:

SHAREHOLDER:

Name:
Title:

[Counterpart Signature Page]

AGREEMENT OF SPOUSE

I, ______________, spouse of _______________, acknowledge that I have read the Voting Agreement, dated August 15, 2013 (the “Voting Agreement”), by and among my spouse, the other shareholders of National Technical Systems, Inc, a California corporation, listed on Schedule A attached thereto, and Nest Parent, Inc., a Delaware corporation (“Parent”), I am aware that by the provisions of the Voting Agreement, my spouse has agreed to take or refrain from taking, as the case may be, certain actions with respect to my spouse’s Covered Shares (as defined in the Voting Agreement), which such Covered Shares I may have a community property or other interest in. I hereby consent to and approve in all respects the Voting Agreement and all of the transactions and agreements contemplated thereby, including without limitation the grant of the irrevocable proxy provided for therein to Parent, its executive officers and any other designee of Parent, and hereby agree to be bound by the terms and conditions of the Voting Agreement as if a shareholder party thereto.

________________________________
Name:

SCHEDULE A

Shareholder	Address	Owned Shares	Options/Warrants
Aaron Cohen	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	298,983	10,000
Giley Partnership, a limited partnership	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	1,027,316	0
Douglas Briskie	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	36,000	22,500
Derek Coppinger	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	7,960	18,000
Michael El-Hillow	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	0	0
John Foster	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	17,933	0
John M. Gibbons	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	66,944	5,000
Robert I. Lin	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	196,359	0
William C. McGinnis	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	150,892	40,000
Dwight Moore	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	29,856	22,500
Donald J. Tringali	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	158,332	0

Schedule A
1

Shareholder	Address	Owned Shares	Options/Warrants
Norman S. Wolfe	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	47,276	5,000
Dan C. Yates	c/o National Technical Systems, Inc. 24007 Ventura Blvd., Calabasas, CA	53,233	0

Appendix 1

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